PREMIER MUNICIPAL BOND FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the Premier Municipal Bond Fund. For its semi-annual reporting period ended October 31, 1995, your Fund's Class A and Class B shares produced total returns of 6.72% and 6.45%, respectively.* Federally tax-free income dividends of approximately $.432 per share for Class A shares and $.395 per share for Class B shares were paid.** This amounts to an annualized tax-free distribution rate per share of 5.70% for Class A shares and 5.46% for Class B shares.*** Class C shares, from their introduction on July 13, 1995 through October 31, provided a total return of 2.11%,* and paid tax-free income dividends of approximately $.227** per share amounting to an annualized tax-free distribution rate per share of 5.21%.***
THE ECONOMY
    Concerns about lagging economic growth prompted the Federal Reserve Board to ease the Fed Funds rate in July. The bond market has been well ahead of the Federal Reserve in perceiving that inflation was under control. Long-term interest rates have fallen for nearly 12 months and, accordingly, bond investors have enjoyed significant price appreciation. Economic indicators remain mixed, some causing concern about possible recession, while others point toward continued expansion.
    During times of business uncertainty, attention often shifts to the consumer sector of the economy, particularly regarding the consumer's ability to spend. There are some indications that consumers are being pinched. There is little doubt that the economic recovery has been productivity-driven. That is, corporations have succeeded in paring expenses from their cost of doing business. With this reduction in overhead, bottom line profits have grown dramatically. Yet little of this corporate prosperity has spilled over into the consumer sector of the economy. Wages and salaries grew less than 3% over the past year, barely keeping pace with inflation. An additional consumer concern, new job creation, is at the slowest pace of the post-World War II era. Recent retail sales reports were the weakest since June 1991, when the economy was in recession. Also, there is worry that the coming holiday season will be a poor one for retailers, since debt-burdened consumers may spend cautiously.
    Yet, there are also significant signs of continued growth. Despite indications of a potential slowdown in consumer spending, measures of consumer confidence remain high. Business capital spending and home-building activity have continued, providing substantial fuel for economic growth. Business investment in durable equipment, when calculated as a percentage of Gross Domestic Product (GDP), is at a 35-year high with no sign of a letup.
No wonder industrial production is booming! And while job and wage growth is slow, the index of hours worked (a key determinant of GDP growth and income generation) is rising. Providing additional confidence is the fact that the four-and-a-half year recovery has been well balanced: corporate debt issuance has been moderate and the banking system is not over-stretched.
    We are encouraged by the Federal Reserve's successful handling of several crises (Mexico, derivatives, Japanese banking), any one of which could have threatened the monetary system in the U.S. and/or abroad.
MARKET ENVIRONMENT
    The municipal bond market recovered strongly in 1995 as long-term interest rates fell. If economic conditions remain sluggish and Congress is able to arrive at an acceptable budget accord, there may be a good chance that the Fed will ease further. We believe this indicates a favorable outlook for bond markets in general, particularly with inflation under control. But inflation can only go so low, and we are wary that the bond market's strength may be counting too much on continued improvement on the price front. Thus, while we remain confident in this market environment, we are alert to the stimulatory effect of easing monetary policy and are watchful for any signs of rekindling inflation. Our primary task -- to maximize current income exempt from Federal personal income taxes to the extent consistent with the preservation of capital -- continues to guide our portfolio management decisions.
    While the municipal market and the Fund have performed very well this year, results for municipal securities have been trailing other fixed income markets. Concerns about tax reform may be limiting investor enthusiasm for tax exempt securities. Since April, when serious tax reform proposals began to surface, the municipal rally has lagged, resulting in an increase in municipal yields as a percentage of comparable taxable bond yields. Today, long-term municipal bonds are yielding nearly 90% of U.S. Treasuries, which is a greater yield ratio than existed before the onset of talk about tax reform. While it could be years before an actual change in the tax code is adopted, the market's reaction so early in the proposal cycle suggests to us that the ultimate legislation, if any, may have a less radical effect on the market than feared.
THE PORTFOLIO
    As indicated, because of the tax reform proposals, price performance for longer maturity municipal bonds has lagged that of the taxable sector. However, the tax exempt market has still appreciated significantly during the period. By paying attention to the call structures and duration characteristics of the bonds in the portfolio, we were able to take advantage of the upward swing of the market. We are continuing to invest in bonds which should perform well in a rising market and we expect the performance of the portfolio to reflect a balance between coupon interest and market movement.
    The high level of volatility exhibited by the market in recent years underscores the need to maintain a disciplined and long-term focus. Solid market performance thus far in 1995 has rewarded the patient investor.
    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.
                              Very truly yours,

                          [Richard J. Moynihan Signature logo}

                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
November 16, 1995
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid, without taking into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B or Class C shares. **Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.
***Annualized distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the maximum offering price per share in the case of Class A shares or net asset value per share in the case of Class B and C shares at the end of the period.


PREMIER MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS                                                                          OCTOBER 31, 1995 (UNAUDITED)
                                                                                                   PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS-99.7%                                                                AMOUNT           VALUE
                                                                                                --------------    --------------
ALABAMA-.4%
Mobile Industrial Development Board, SWDR, Refunding
    (Mobile Energy Services Co. Project) 6.95%, 1/1/2020....................                         $ 2,500,000   $ 2,594,075
ARIZONA-.5%
Tucson Airport Authority, Special Facility Revenue
    (Lockheed Aermod Center, Inc.) 8.70%, 9/1/2019..........................                         2,500,000      2,878,675
CALIFORNIA-1.8%
Foothill/Eastern Transportation Corridor Agency, Toll Road Revenue 6%, 1/1/2034                      7,150,000      6,776,770
Sacramento Cogeneration Authority, Cogeneration Project Revenue
    (Procter & Gamble Project) 6.50%, 7/1/2021..............................                         4,200,000      4,283,832
COLORADO-12.1%
Arapahoe County Capital Improvement Trust Fund, Highway Revenue (E-470
Project):
    Zero Coupon, 8/31/2005..................................................                         2,530,000      1,325,897
    Zero Coupon, 8/31/2007..................................................                         4,000,000      1,850,800
    7%, 8/31/2026...........................................................                         7,000,000      7,410,270
Dawson Ridge, Metropolitan District Number 1, Refunding:
    Zero Coupon, 10/1/2017..................................................                         9,930,000      2,374,958
    Zero Coupon, 10/1/2022..................................................                         47,535,000    8,171,266
Denver City and County, Airport Revenue:
    7.75%, 11/15/2021.......................................................                         8,000,000      8,818,560
    7.25%, 11/15/2023.......................................................                         10,000,000     10,636,100
    7.50%, 11/15/2023.......................................................                         11,775,000     12,867,249
    7%, 11/15/2025..........................................................                         18,225,000     18,541,750
CONNECTICUT-.5%
Connecticut Development Authority, First Mortgage Gross Revenue
    (Elim Park Baptist Home, Inc. Project) 9%, 12/1/2020....................                         3,000,000      3,210,030
DELAWARE-.6%
Delaware Housing Authority, Multi-Family Mortgage Revenue 7%, 5/1/2025......                         3,725,000      3,816,635
FLORIDA-2.4%
Palm Beach County, Solid Waste IDR:
    (Okeelanta Power LP Project) 6.85%, 2/15/2021...........................                         6,750,000      6,749,055
    (Osceola Power LP) 6.95%, 1/1/2022......................................                         7,500,000      7,533,675
GEORGIA-1.6%
Atlanta, Airport Facilities Revenue, Refunding 7.25%, 1/1/2017..............                         5,000,000      5,455,650
Georgia Municipal Electric Authority, Power Revenue, Refunding
    5.50%, 1/1/2020 (Insured; FGIC).........................................                         4,250,000      4,174,393
ILLINOIS-9.6%
Chicago O'Hare International Airport, Special Facility Revenue:
    (American Airlines, Inc. Project) 7.875%, 11/1/2025.....................                         6,000,000      6,445,200

PREMIER MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                OCTOBER 31, 1995 (UNAUDITED)
                                                                                                      PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                            AMOUNT           VALUE
                                                                                                  --------------    ------------
ILLINOIS (CONTINUED)

Chicago O'Hare International Airport, Special Facility Revenue (continued):
    (United Airlines, Inc.) 8.50%, 5/1/2018.................................                       $ 3,500,000     $ 3,840,515
Illinois Development Finance Authority, Revenue
    (Community Rehabilitation Providers Facility):
      8.75%, 3/1/2010.......................................................                         6,990,000      7,559,965
      8.50%, 9/1/2010.......................................................                         4,535,000      4,826,238
      8.25%, 8/1/2012.......................................................                         4,180,000      4,368,351
Illinois Health Facilities Authority, Revenue:
    (Beverly Farm Foundation) 9.125%, 12/15/2015............................                         2,000,000      2,176,080
    (Delnor Community Hospital Project) 8%, 5/15/2019 (Prerefunded 5/15/1999) (a)                    5,500,000      6,273,520
Robbins, RRR (Robbins Resource Recovery Partners):
    9.25%, 10/15/2014.......................................................                         10,000,000     10,800,000
    9.25%, 10/15/2016.......................................................                         10,000,000     10,800,000
INDIANA-4.6%
East Chicago, PCR, Refunding
    (Inland Steel Co., Project Number 10) 6.80%, 6/1/2013...................                         10,000,000     10,118,400
Indiana Development Finance Authority, PCR, Refunding
    (Inland Steel Co., Project Number 12) 6.85%, 12/1/2012..................                         4,000,000      4,016,800
Indianapolis Airport Authority, Special Facilities Revenue:
    (Federal Express Corp. Project) 7.10%, 1/15/2017........................                         7,500,000      7,979,175
    (United Airlines, Inc. Project) 6.50%, 11/15/2031.......................                         5,250,000      5,142,585
KENTUCKY-.6%
Perry County, SWDR (TJ International Project) 7%, 6/1/2024..................                         3,500,000      3,591,735
LOUISIANA-4.3%
Louisiana Housing Finance Agency, MFHR, Refunding
    (LaBelle Projects) 9.75%, 10/1/2020.....................................                         4,300,000      4,391,289
Louisiana Public Facilities Authority, Revenue
    (Student Loan) 7%, 9/1/2006.............................................                         3,000,000      3,189,300
Parish of West Feliciana, PCR:
    (Gulf States Utilities - II) 7.70%, 12/1/2014...........................                         10,000,000     10,898,000
    (Gulf States Utilities - III) 7.70%, 12/1/2014..........................                         6,500,000      7,083,700
MARYLAND-.4%
Maryland Community Development Administration, Department of Housing and
    Community Development (Single Family Program) 7.70%, 4/1/2015...........                         2,070,000      2,194,262
MASSACHUSETTS-1.5%
Massachusetts Housing Finance Agency, SFHR 7.95%, 6/1/2023..................                         1,980,000      2,117,531
Massachusetts Industrial Finance Agency, Water Treatment Revenue
    (American Hingham) 6.95%, 12/1/2035.....................................                         2,640,000      2,687,309

PREMIER MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                            OCTOBER 31, 1995 (UNAUDITED)
                                                                                                  PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                        AMOUNT           VALUE
                                                                                              --------------    --------------
MASSACHUSETTS (CONTINUED)

New England Education Loan Marketing Corp., Student Loan Revenue
    6.90%, 11/1/2009........................................................                       $ 4,000,000     $ 4,288,640
MICHIGAN-3.2%
Greater Detroit Resources Recovery Authority, Revenue:
    9.25%, Series A, 12/13/2008.............................................                         8,440,000      8,726,707
    9.25%, Series H, 12/13/2008.............................................                         2,045,000      2,114,469
Wayne Charter County, Special Airport Facilities Revenue 6.75%, 12/1/2015 (b)                        5,000,000      5,012,300
Wayne County Building Authority 8%, 3/1/2017 (Prerefunded 3/1/2002) (a).....                         1,500,000      1,795,215
Western Townships Utilities Authority, Sewer Disposal System 8.20%, 1/1/2018                         1,500,000      1,686,120
NEBRASKA-.8%
Nebraska Higher Education Loan Program, Revenue 6.40%, 6/1/2013.............                         5,000,000      5,113,900
NEVADA-2.3%
Clark County, IDR (Southwest Gas Corp.) 7.50%, 9/1/2032.....................                         13,000,000     13,870,610
NEW HAMPSHIRE-.6%
New Hampshire Housing Finance Authority, Single Family Residential Mortgage
    7.70%, 7/1/2029.........................................................                         3,460,000      3,637,325
NEW JERSEY-5.5%
Camden County Pollution Control Financing Authority, Solid Waste RRR
    7.50%, 12/1/2010........................................................                         2,000,000      2,071,980
New Jersey Economic Development Authority, First Mortgage Gross Revenue
    (The Evergreens) 9.25%, 10/1/2022.......................................                         15,000,000     16,354,500
New Jersey Sports and Exposition Authority, Revenue, Refunding
    (Monmouth Park) 8%, 1/1/2025............................................                         4,000,000      4,437,320
Union County Utilities Authority, Solid Waste Revenue 7.20%, 6/15/2014......                         9,500,000       10,003,120
NEW MEXICO-.7%
Las Cruces, Revenue 5.50%, 12/1/2015 (Insured; MBIA) (b)....................                         4,250,000      4,073,412
NEW YORK-16.2%
Metropolitan Transportation Authority, Service Contract, Commuter Facilities
    7.50%, 7/1/2016 (Prerefunded 7/1/2000) (a)..............................                         3,000,000      3,453,720
New York City:
    8%, 6/1/2000............................................................                         2,200,000      2,516,254
    7.50%, 2/1/2001.........................................................                         5,000,000      5,475,050
    7.50%, 8/15/2008........................................................                         2,000,000      2,166,100
    7.10%, 2/1/2009.........................................................                         5,000,000      5,370,850
    7%, 2/1/2020............................................................                         10,000,000     10,555,700
    6.625%, 2/15/2025.......................................................                         7,000,000      7,195,160
New York City Industrial Development Agency, Special Facilities Revenue
    (American Airlines, Inc. Project) 8%, 7/1/2020..........................                         3,250,000      3,483,577

PREMIER MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                             OCTOBER 31, 1995 (UNAUDITED)
                                                                                                   PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                          AMOUNT          VALUE
                                                                                               --------------    --------------
NEW YORK (CONTINUED)

New York City Municipal Water Finance Authority, Water and Sewer Systems
Revenue
    7.375%, 6/15/2009 (Prerefunded 6/15/1999) (a)...........................                        $ 4,000,000   $ 4,482,600
New York State Dormitory Authority, City University System Revenue:
    5.75%, 7/1/2018.........................................................                         2,000,000      1,941,920
    7.625%, 7/1/2020 (Prerefunded 7/1/2000) (a).............................                         4,000,000      4,625,880
New York State Energy Research and Development Authority,
    Electric Facilities Revenue:
      (Consolidated Edison Co. of New York, Inc.):
          7.50%, 7/1/2025...................................................                         3,000,000      3,265,800
          7.50%, 1/1/2026...................................................                         2,000,000      2,171,420
      (Long Island Lighting Co.):
          7.15%, 9/1/2019...................................................                         3,650,000      3,723,584
          7.15%, 6/1/2020...................................................                         4,000,000      4,080,640
          7.15%, 12/1/2020..................................................                         5,000,000      5,100,800
          7.15%, 2/1/2022...................................................                         7,500,000      7,651,200
New York State Housing Finance Agency, Revenue:
    (Refunding - Health Facilities - New York City) 8%, 11/1/2008...........                         5,000,000      5,683,300
    Service Contract Obligation 7.30%, 3/15/2021 (Prerefunded 9/15/2001) (a,c)                       5,000,000      5,834,450
New York State Local Government Assistance Corp.
    7%, 4/1/2016 (Prerefunded 4/1/2001) (a).................................                         5,500,000      6,283,530
New York State Medical Care Facilities Finance Agency, Revenue
    (Mental Health Service Facilities Improvement) 7.875%, 8/15/2020........                         1,295,000      1,431,506
NORTH CAROLINA-1.0%
Martin County Industrial Facilities and Pollution Control Financing
Authority,
    SWDR (Weyerhaeuser Co.) 6.80%, 5/1/2024.................................                         2,000,000      2,126,520
North Carolina Eastern Municipal Power Agency, Power System Revenue,
Refunding
    7%, 1/1/2013............................................................                         3,500,000      3,831,905
OKLAHOMA-.8%
Tulsa Municipal Airport Trust, Revenue (American Airlines, Inc.) 7.375%, 12/1/2020                   4,300,000       4,530,480
PENNSYLVANIA-8.2%
Beaver County Industrial Development Authority, PCR, Refunding 7.75%, 7/15/2025                      6,000,000      6,247,440
Blair County Hospital Authority, Revenue (Altoona Hospital)
    7.409%, 7/1/2013 (Insured; AMBAC) (c,d).................................                         5,000,000      5,406,800
Lancaster County Hospital Authority, Revenue (Health Center - United Church
    Homes Project) 9.125%, 10/1/2014 (Prerefunded 10/1/1999) (a)............                         1,465,000      1,736,406
Lehigh County General Purpose Authority, Revenue (Wiley House):
    8.75%, 11/1/2014........................................................                         2,000,000      2,073,260
    9.50%, 11/1/2016........................................................                         3,000,000      3,229,320

PREMIER MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                             OCTOBER 31, 1995 (UNAUDITED)
                                                                                                   PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                         AMOUNT           VALUE
                                                                                                --------------    --------------
PENNSYLVANIA (CONTINUED)
Montgomery County Higher Education and Health Authority, Revenue
    (AHF/Montgomery, Inc. Project) 10.50%, 9/1/2020.........................                      $ 3,500,000     $ 3,802,925
Pennsylvania Convention Center Authority, Revenue, Refunding 6.70%, 9/1/2014                         8,125,000      8,562,450
Pennsylvania Intergovernmental Cooperative Authority, Special Tax Revenue
    (Philadelphia Funding Program) 6.80%, 6/15/2022 (Prerefunded 6/15/2002) (a)                      5,500,000      6,210,435
Philadelphia, Water and Sewer Revenue 7.35%, 9/1/2004.......................                         4,950,000      5,597,856
Philadelphia Hospital and Higher Education Facility Authority, HR
    (Graduate Health Systems) 7.25%, 7/1/2018...............................                         6,100,000      6,402,865
TENNESSEE-.5%
McMinn County Industrial Development Board, PCR
    (Calhoun Newsprint Co. Project) 7.625%, 3/1/2016........................                         3,000,000      3,188,160
TEXAS-10.8%
Alliance Airport Authority, Special Facilities Revenue
    (American Airlines, Inc. Project):
      7%, 12/1/2011.........................................................                         10,700,000     11,574,083
      7.50%, 12/1/2029......................................................                         6,000,000      6,369,180
Dallas - Fort Worth International Airport Facility Improvement Corp., Revenue :
    (American Airlines, Inc.) 7.50%, 11/1/2025..............................                         13,000,000     13,751,790
    (Delta Airlines, Inc.) 7.125%, 11/1/2026................................                         4,200,000      4,326,630
Gulf Coast Waste Disposal Authority, Revenue
    (Champion International Corp.) 7.45%, 5/1/2026..........................                         7,000,000      7,494,270
Port Corpus Christi Authority, Nueces County PCR, Refunding
    (Hoechst Celanese Co. Project) 7.50%, 8/1/2012..........................                         4,000,000      4,403,200
Rio Grande City Consolidated Independent School District, Public Facilities
Corp., LR
    6.75%, 7/15/2010........................................................                         6,000,000      6,164,160
Texas Public Property Finance Corp., Revenue (Mental Health and Retardation
Center)
    8.20%, 10/1/2012 (Prerefunded 10/1/2002) (a)............................                         8,585,000       10,257,186
UTAH-4.0%
Carbon County, SWDR, Refunding:
    (East Carbon Development Corp.) 9%, 7/1/2012............................                         4,000,000      4,234,920
    (Laidlaw Inc./ECDC Project) 7.50%, 2/1/2010.............................                         3,300,000      3,546,345
    (Sunnyside Cogeneration) 9.25%, 7/1/2018................................                         15,000,000     16,429,200
VIRGINIA-1.1%
Winchester Industrial Development Authority, HR
    2.49%, 1/1/1996 (Insured; AMBAC) (d)....................................                         3,100,000      3,091,227
    3.10%, 1/1/1997 (Insured; AMBAC) (d)....................................                         3,300,000      3,250,929
WEST VIRGINIA-2.1%
Upshur County, SWDR (TJ International Project) 7%, 7/15/2025................                         7,000,000      7,196,140

PREMIER MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                             OCTOBER 31, 1995 (UNAUDITED)
                                                                                                   PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                           AMOUNT           VALUE
                                                                                               --------------    --------------
WEST VIRGINIA (CONTINUED)

West Virginia Parkways Economic Development and Tourism Authority
    5.831%, 5/16/2019 (Insured; FGIC).......................................                        $ 3,000,000   $ 2,985,090
West Virginia Water Development Authority, Water Development Revenue
    (Loan Program II) 7.50%, 11/1/2029 (Prerefunded 11/1/1999) (a)..........                         1,900,000      2,153,308
WYOMING-.4%
Sweetwater County, SWDR (FMC Corp. Project) 7%, 6/1/2024....................                         1,825,000      1,889,660
Wyoming Community Development Authority, Single Family Mortgage
    8%, 6/1/2021............................................................                         725,000         756,653
U.S. RELATED-.6%
Puerto Rico Commonwealth, Refunding 6.25%, 7/1/2013 (Insured; MBIA).........                         3,000,000      3,289,530
                                                                                                                  -------------
TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $553,692,162)...................                                        $595,758,577
                                                                                                                  ==============
SHORT-TERM MUNICIPAL INVESTMENTS-.3%
CONNECTICUT;
Connecticut Development Authority, Health Care Revenue, VRDN
    (Corp. Independent Living Project)
    3.80% (LOC; Credit Commercial De France) (e,f) (cost $1,500,000)........                       $ 1,500,000     $ 1,500,000
                                                                                                                  ==============
TOTAL INVESTMENTS-100.0%
    (cost $555,192,162).....................................................                                       $597,258,577
                                                                                                                  ==============



PREMIER MUNICIPAL BOND FUND

SUMMARY OF ABBREVIATIONS
AMBAC         American Municipal Bond Assurance Corporation      MFHR    Multi-Family Housing Revenue
FGIC          Financial Guaranty Insurance Company               PCR     Pollution Control Revenue
HR            Hospital Revenue                                   RRR     Resources Recovery Revenue
IDR           Industrial Development Revenue                     SFHR    Single Family Housing Revenue
LOC           Letter of Credit                                   SWDR    Solid Waste Disposal Revenue
LR            Lease Revenue                                      VRDN    Variable Rate Demand Notes
MBIA          Municipal Bond Investors Assurance
                   Insurance Corporation


SUMMARY OF COMBINED RATINGS (UNAUDITED)
FITCH (G)              OR          MOODY'S             OR         STANDARD & POOR'S                   PERCENTAGE OF VALUE
--------                          --------                       ------------------                   --------------------
AAA                                Aaa                            AAA                                      13.5%
AA                                 Aa                             AA                                        1.5
A                                  A                              A                                        10.2
BBB                                Baa                            BBB                                      41.2
BB                                 Ba                             BB                                       10.8
F1+ & F1                           MIGI, VMIG1 & P1               SP1 & A1                                   .3
Not Rated (h)                      Not Rated (h)                  Not Rated (h)                            22.5
                                                                                                           -------
                                                                                                           100.0%
                                                                                                           =======

NOTES TO STATEMENT OF INVESTMENTS:
    (a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (b)  Purchased on a when-issued basis.
    (c) Wholly held by the custodian in a segregated account as collateral for when-issued securities.
    (d) Inverse floater security - the interest rate is subject to change periodically.
    (e) Securities payable on demand. The interest rate, which is subject to change, is based on bank prime rates or an index of market interest rates.
    (f)  Secured by letter of credit.
    (g) Fitch currently provides creditworthiness information for a limited number of investments.
    (h)  Securities which, while not rated by Fitch, Moody's or Standard &
    Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.



See independent accountants' review report and notes to financial statements.



PREMIER MUNICIPAL BOND FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                OCTOBER 31, 1995 (UNAUDITED)
ASSETS:
    Investments in securities, at value
      (cost $555,192,162)-see statement.....................................                                         $597,258,577
    Interest receivable.....................................................                                           12,831,917
    Receivable for shares of Beneficial Interest subscribed.................                                          481,433
    Prepaid expenses........................................................                                           33,729
                                                                                                                   -------------
                                                                                                                      610,605,656
LIABILITIES:
    Due to The Dreyfus Corporation..........................................                       $ 279,145
    Due to Distributor......................................................                         169,987
    Due to Custodian........................................................                       1,348,367
    Payable for investment securities purchased.............................                       9,066,045
    Payable for shares of Beneficial Interest redeemed......................                         861,027
    Accrued expenses........................................................                         171,685           11,896,256
                                                                                                  ------------      -------------
NET ASSETS..................................................................                                         $598,709,400
                                                                                                                    ==============
REPRESENTED BY:
    Paid-in capital.........................................................                                         $572,816,951
    Accumulated net realized (loss) on investments..........................                                          (16,173,966)
    Accumulated net unrealized appreciation on investments-Note 3...........                                           42,066,415
                                                                                                                    -------------
NET ASSETS at value.........................................................                                         $598,709,400
                                                                                                                   ==============
Shares of Beneficial Interest outstanding:
    Class A Shares
      (unlimited number of $.001 par value shares authorized)...............                                           34,566,694
                                                                                                                   ==============
    Class B Shares
      (unlimited number of $.001 par value shares authorized)...............                                            7,158,832
                                                                                                                   ==============
    Class C Shares
      (unlimited number of $.001 par value shares authorized)...............                                                  71
                                                                                                                   ==============
NET ASSET VALUE per share:
    Class A Shares
      ($495,970,261 / 34,566,694 shares)....................................                                             $14.35
                                                                                                                         =======
    Class B Shares
      ($102,738,120 / 7,158,832 shares).....................................                                             $14.35
                                                                                                                         =======
    Class C Shares
      ($1,019 / 71 shares)..................................................                                             $14.35
                                                                                                                         =======
See independent accountants' review report and notes to financial statements.


PREMIER MUNICIPAL BOND FUND
STATEMENT OF OPERATIONS                                                              SIX MONTHS ENDED OCTOBER 31, 1995 (UNAUDITED)
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                         $21,025,499
    EXPENSES:
      Management fee-Note 2(a)..............................................                    $  1,654,756
      Shareholder servicing costs-Note 2(c).................................                         957,158
      Distribution fees-Note 2(b)...........................................                         252,748
      Professional fees.....................................................                         93,660
      Custodian fees........................................................                         28,939
      Registration fees.....................................................                         27,438
      Prospectus and shareholders' reports..................................                         18,445
      Trustees' fees and expenses-Note 2(d).................................                         17,358
      Miscellaneous.........................................................                         16,626
                                                                                                   -----------
            TOTAL EXPENSES..................................................                                         3,067,128
                                                                                                                     -----------
            INVESTMENT INCOME-NET...........................................                                         17,958,371
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain on investments-Note 3.................................                    $  2,416,577
    Net unrealized appreciation on investments..............................                      18,251,761
                                                                                                  -----------
            NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.................                                         20,668,338
                                                                                                                     -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $38,626,709
                                                                                                                    =============


See independent accountants' review report and notes to financial statements.



PREMIER MUNICIPAL BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                          YEAR ENDED         SIX MONTHS ENDED
                                                                                          APRIL 30,          OCTOBER 31, 1995
                                                                                          1995                  (UNAUDITED)
                                                                                       --------------       -------------------
OPERATIONS:
    Investment income-net................................................               $  37,110,138           $  17,958,371
    Net realized gain (loss) on investments..............................                 (17,077,147)              2,416,577
    Net unrealized appreciation on investments for the period............                  17,971,750              18,251,761
                                                                                         -------------            -------------
          NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........                  38,004,741              38,626,709
                                                                                         -------------            -------------
DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income-net:
      Class A shares.....................................................                 (31,608,832)            (15,159,538)
      Class B shares.....................................................                  (5,501,306)             (2,798,817)
      Class C shares.....................................................                       ---                       (16)
                                                                                         -------------            -------------
          TOTAL DIVIDENDS................................................                 (37,110,138)            (17,958,371)
                                                                                         -------------            -------------
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold:
      Class A shares.....................................................                   30,432,598             11,612,024
      Class B shares.....................................................                   14,763,131              5,482,431
      Class C shares.....................................................                       ---                     1,000
    Dividends reinvested:
      Class A shares.....................................................                    18,464,043             8,774,692
      Class B shares.....................................................                     3,214,657             1,615,351
      Class C shares.....................................................                       ---                        16
    Cost of shares redeemed:
      Class A shares.....................................................                   (99,967,298)            (37,224,952)
      Class B shares.....................................................                   (14,454,418)             (7,246,450)
      Class C shares.....................................................                       ---                       ---
                                                                                         -------------            -------------
          (DECREASE) IN NET ASSETS FROM BENEFICIAL INTEREST TRANSACTIONS.                   (47,547,287)            (16,985,888)
                                                                                         -------------            -------------
            TOTAL INCREASE (DECREASE) IN NET ASSETS......................                   (46,652,684)             3,682,450
NET ASSETS:
    Beginning of period..................................................                   641,679,634             595,026,950
                                                                                         -------------            -------------
    End of period........................................................                  $595,026,950             $598,709,400
                                                                                         ================          ==============



                                                                            SHARES
                                   -------------------------------------------------------------------------------------------
                                                   CLASS A                               CLASS B                   CLASS C
                                   -----------------------------------        -----------------------------       ------------
                                      YEAR ENDED      SIX MONTHS ENDED        YEAR ENDED      SIX MONTHS ENDED    PERIOD ENDED
                                      APRIL 30,       OCTOBER 31, 1995         APRIL 30,      OCTOBER 31, 1995   OCTOBER 31, 1995
                                        1995          (UNAUDITED)               1995            (UNAUDITED)      (UNAUDITED)*
                                   --------------     ---------------      --------------     -------------      -------------
CAPITAL SHARE TRANSACTIONS:
    Shares sold..........             2,241,162          818,895              1,080,646          385,544               70
    Shares issued for
      dividends reinvested             1,354,808          617,629              235,883            113,680              1
    Shares redeemed......            (7,383,625)       (2,626,324)          (1,070,587)          (510,784)            ---
                                   --------------     ---------------      --------------     -------------      -------------
      NET INCREASE (DECREASE)
          IN SHARES
          OUTSTANDING....            (3,787,655)        (1,189,800)            245,942            (11,560)             71
                                   =============      ===============      ===============     ==============    =============
* From July 13, 1995 (commencement of initial offering) to October 31, 1995.
See independent accountants' review report and notes to financial statements.


PREMIER MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                             CLASS A SHARES
                                                      -----------------------------------------------------------------------
                                                                                                                SIX MONTHS ENDED
                                                                            YEAR ENDED APRIL 30,                OCTOBER 31, 1995
                                                      ------------------------------------------------------
PER SHARE DATA:                                      1991        1992        1993         1994        1995        (UNAUDITED)
                                                    ------      ------      ------       ------       ------        ------
    Net asset value, beginning of period..          $12.77      $13.28      $13.75       $14.45       $13.81        $13.86
                                                    ------      ------      ------       ------       ------        ------
    INVESTMENT OPERATIONS:
    Investment income-net.................            .98          .94         .92        .89           .84         .43
    Net realized and unrealized gain (loss)
      on investments......................            .51          .49         .91       (.59)         .05          .49
                                                    ------      ------      ------       ------       ------        ------
      TOTAL FROM INVESTMENT OPERATIONS....           1.49         1.43        1.83         .30         .89          .92
                                                    ------      ------      ------       ------       ------        ------
    DISTRIBUTIONS:
    Dividends from investment income-net..          (.98)        (.94)        (.92)      (.89)        (.84)        (.43)
    Dividends from net realized gain
      on investments......................            --         (.02)        (.21)       (.05)          --           --
                                                    ------      ------      ------       ------       ------        ------
      TOTAL DISTRIBUTIONS.................          (.98)        (.96)       (1.13)       (.94)       (.84)        (.43)
                                                    ------      ------      ------       ------       ------        ------
    Net asset value, end of period........         $13.28        $13.75      $14.45      $13.81       $13.86       $14.35
                                                    ======       ======      =======     =======      =======      =======
TOTAL INVESTMENT RETURN(1)................          12.13%       11.08%        13.76%      1.84%        6.72%       13.33%(2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets           .22%        .54%        .74%       .85%          .92%        .93%(2)
    Ratio of net investment income to
      average net assets..................            7.43%       6.90%       6.43%        6.01%       6.16%        6.04%(2)
    Decrease reflected in above expense ratios
      due  to undertakings by the Manager......       .82%        .40%        .20%         .06%         --           --
    Portfolio Turnover Rate...............          41.30%       50.72%      30.99%        22.15%       38.60%     16.44%(3)
    Net Assets, end of period (000's Omitted)      $247,195    $388,793     $526,606     $546,036    $495,616     $495,970
(1)    Exclusive of sales load.
(2)    Annualized.
(3)    Not annualized.


See independent accountants' review report and notes to financial statements.


PREMIER MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                            CLASS B SHARES                   CLASS C SHARES
                                                      -------------------------------------------------  -------------------
                                                                                      SIX MONTHS ENDED        PERIOD ENDED
                                                        YEAR ENDED APRIL 30,          OCTOBER 31, 1995       OCTOBER 31, 1995
                                                      ----------------------------
PER SHARE DATA:                                      1993(1)     1994      1995         (UNAUDITED)          (UNAUDITED)(2)
                                                     -------    -------   -------       ------------         ----------------
    Net asset value, beginning of period....         $14.02     $14.45    $13.81         $13.86                  $14.28
                                                     -------    -------   -------       --------               ---------
    INVESTMENT OPERATIONS:
    Investment income-net...................          .24        .80        .77           .39                      .23
    Net realized and unrealized gain (loss)
      on investments........................          .43       (.59)       .05           .49                      .07
                                                     -------    -------   -------       --------               ---------
      TOTAL FROM INVESTMENT OPERATIONS......          .67        .21        .82           .88                      .30
                                                     -------    -------   -------       --------               ---------
    DISTRIBUTIONS:
    Dividends from investment income-net....          (.24)     (.80)      (.77)          (.39)                   (.23)
    Dividends from net realized gain
      on investments........................          --        (.05)       --             --                       --
                                                     -------    -------   -------       --------               ---------
      TOTAL DISTRIBUTIONS...................          (.24)     (.85)     (.77)          (.39)                     (.23)
                                                     -------    -------   -------       --------               ---------
    Net asset value, end of period..........         $14.45    $13.81     $13.86         $14.35                   $14.35
                                                     =======   =======    ======        =========              ==========
TOTAL INVESTMENT RETURN(3)..................        16.80%(4)   1.26%       6.15%      12.79%(4)                 6.94%(4)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.        1.15%(4)    1.40%       1.44%        1.45%(4)                1.76%(4)
    Ratio of net investment income to
      average net assets....................         5.13%(4 )   5.33%      5.62%        5.52%(4)                 5.21%(4)
    Decrease reflected in above expense ratios
     due to undertakings by the Manager........         .10%(4)   .05%          --           --                       --
    Portfolio Turnover Rate.................          30.99%    22.15%      38.60%       16.44%(5)               16.44%(5)
    Net Assets, end of period (000's Omitted)       $19,855    $95,643     $99,411      $102,738                      $1
(1)    From January 15, 1993 (commencement of initial offering) to April 30, 1993.
(2)    From July 13, 1995 (commencement of initial offering) to October 31, 1995.
(3)    Exclusive of sales load.
(4)    Annualized.
(5)    Not annualized.

See independent accountants' review report and notes to financial statements.

PREMIER MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    The Fund is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    On July 19, 1995, the Board of Trustees approved, subject to approval by the shareholders of each of the Arizona Series, Colorado Series and Oregon Series (each, the "Series") of Premier State Municipal Bond Fund, an Agreement and Plan of Reorganization providing for the transfer of all or substantially all of each Series' assets and liabilities to the Fund in a tax free exchange for shares of beneficial interest of the Fund at net asset value and the assumption of stated liabilities (the "Exchange"). The Exchange was approved by the shareholders of each of the Colorado and Oregon Series of Premier State Municipal Bond Fund on November 15, 1995, and became effective after the close of business on December 1, 1995 at which time the Fund issued 252,423.217 Class A shares valued at $14.57 per share and 199,893.780 Class B shares valued at $14.57 per share to the respective Class A and Class B shareholders of the Colorado Series and Oregon Series of Premier State Municipal Bond Fund.
    With respect to the Colorado Series 88,330.767 Class A shares valued at $12.65 per share and 125,855.321 Class B shares valued at $12.66 per share representing combined net assets of $2,709,921, were exchanged for the respective Class A and Class B shares of the Fund.
    With respect to the Oregon Series 190,507.592 Class A shares valued at $13.44 per share and 98,076.137 Class B shares valued at $13.45 per share representing combined net assets of $3,879,458, were exchanged for the respective Class A and Class B shares of the Fund.
    The Fund offers Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within five years of purchase and Class C shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within one year of purchase. Other differences between the three Classes include the services offered to and the expenses borne by each Class and certain voting rights.
    (A) PORTFOLIO VALUATION: The Fund's investments (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from
PREMIER MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $7,557,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 1995. The carryover does not include net realized securities losses from November 1, 1994 through April 30, 1995 which are treated, for Federal income tax purposes, as arising in fiscal 1996. If not applied, the carryover expires in fiscal 2003.
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .55 of 1% of the average daily value of the Fund's net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund for any full fiscal year. The most stringent state expense limitation applicable to the Fund presently requires reimbursement of expenses in any full fiscal year that such expenses (excluding distribution expenses and certain expenses as described above) exceed 21/2% of the first $30 million, 2% of the next $70 million and 11/2% of the excess over $100 million of the average value of the Fund's net assets in accordance with California "blue sky" regulations. There was no expense reimbursement for the six months ended October 31, 1995.
    Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $1,028 during the six months ended October 31, 1995 from commissions earned on sales of the Fund's shares.

PREMIER MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

    (B) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended October 31, 1995, $252,746 was charged to the Fund for the Class B shares and $2 was charged to the Fund for the Class C shares.
    (C) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents. For the period ended October 31, 1995, $625,788, $126,373 and $1 were charged to Class A, B and C shares, respectively, by the Distributor pursuant to the Shareholder Services Plan.
    (D) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 3-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities amounted to $99,964,792 and $110,474,580, respectively, for the six months ended October 31, 1995, and consisted entirely of long-term and short-term municipal investments.
    At October 31, 1995, accumulated net unrealized appreciation on investments was $42,066,415, consisting of $42,904,514 gross unrealized appreciation and $838,099 gross unrealized depreciation.
    At October 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).





PREMIER MUNICIPAL BOND FUND
REVIEW REPORT OF ERNST & YOUNG LLP, INDEPENDENT ACCOUNTANTS
SHAREHOLDERS AND BOARD OF TRUSTEES
PREMIER MUNICIPAL BOND FUND
    We have reviewed the accompanying statement of assets and liabilities of Premier Municipal Bond Fund, including the statement of investments, as of October 31, 1995, and the related statements of operations and changes in net assets and financial highlights for the six month period ended October 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management.
    We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data, and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, which will be performed for the full year with the objective of expressing an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.
    Based on our review, we are not aware of any material modifications that should be made to the interim financial statements and financial highlights referred to above for them to be in conformity with generally accepted accounting principles.
    We have previously audited, in accordance with generally accepted auditing standards, the statement of changes in net assets for the year ended April 30, 1995 and financial highlights for each of the five years in the period ended April 30, 1995 and in our report dated June 1, 1995, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

                              [Ernst and Young LLP signature logo]
New York, New York
December 7, 1995


[Dreyfus lion "d" logo]
PREMIER MUNICIPAL
BOND FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
First Data Investor Services Group, Inc.
P.O. Box 9671
Providence, RI 02940



Further information is contained
in the Prospectus, which must
precede or accompany this report.






Printed in U.S.A.                   022/612/662SA9510
[Dreyfus logo]
Semi-Annual Report
Premier Municipal Bond Fund
October 31, 1995